Erba® Diagnostics

Mohan Gopalkrishnan, Chief Executive Officer

The 8th Annual OneMedForum

January 13, 2015

Safe Harbor Statement

This presentation includes statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and ERBA Diagnostics, Inc. ("ERBA"), claims the protection of the safe-harbor for forward-looking statements contained in such act. The forward-looking statements in this presentation are also "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All opinions, forecasts, projections, future plans or other statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements are based on current expectations that involve a number of risks and uncertainties. Although ERBA believes that the expectations contained in the forward-looking statements are based on reasonable assumptions, there is no assurance that expectations will be attained. Actual results could differ materially from those contemplated in the forward-looking statements as a result of a variety of risks and uncertainties, many of which are outside of ERBA's control. These risks and uncertainties include, but are not limited to those relating to: ERBA's projected financial results, including, without limitation, that it may not achieve sustainable profitable growth; ERBA's relationships with Transasia Bio-Medicals Ltd. and ERBA Diagnostics Mannheim GmbH, including, without limitation, that such relationships may not result in the expansion of ERBA's customer or geographic markets, create the expected synergies for the companies, result in enhanced distribution channels or purchasing power or otherwise result in ERBA achieving improved financial performance or operating results; ERBA's goal to achieve and maintain operational efficiencies, including, without limitation, that consolidating its manufacturing sites and manufacturing certain materials in-house may not result in improved operating results, that consolidating its ERP systems may not improve reporting, purchasing and inventory and sales management and that ERBA's efforts to leverage its purchasing may not result in improved cash flow or operating results; the in-vitro diagnostics market and the trends and projections related thereto, including, without limitation, that the in-vitro diagnostics market and consumer demand for in-vitro diagnostics products may not grow at the rates or in the markets anticipated or at all, and other expectations relating to market and customer trends may not be accurate; ERBA's product portfolio, including, without limitation, its suite of instrumentation and in-vitro diagnostic kits, as well as ERBA's sales strategy with respect to such products, including, without limitation, that ERBA may not be successful in bringing its products in development to market when expected or at all, that ERBA may not be successful in marketing its current or future products and that the products may not perform as expected or otherwise be a factor in ERBA's growth or otherwise result in improve financial performance or operating results; and ERBA's growth strategy, including, without limitation, that ERBA may not be successful in expanding its products, customer base, markets or geographic presence, whether organically or through acquisitions, and that ERBA may not be successful in identifying or consummating acquisitions of, or integrating any acquired, businesses or products. ERBA also cautions that past performance and prior trends are not indicative of future results or trends. In addition to the risks and factors identified above, reference is also made to other risks and uncertainties detailed in ERBA's filings with the Securities and Exchange Commission, including, without limitation, those discussed in the "Risk Factors" sections of such filings. ERBA does not undertake, and specifically disclaims any obligation, to update or supplement any forward-looking statements, including, without limitation, to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Erba® Diagnostics

What We Do

Profitable Global Co.

- <200 bed hospitals, smaller labs & physician offices
- Proprietary instruments with recurring reagent sales

Rich Product Line

- One-stop shop: immunology, clinical chemistry, hematology, diabetes & infectious disease, urinalysis
- 200+ U.S. 510Ks, 400+ CE Marked products

Delivering Growth

- New products, regions & acquisitions
- Sustainable profitable growth

Expanding Dx Market

- Increased WW role: Improve outcomes, reduce costs
- $75 billion WW addressable market by 2018

Erba® Diagnostics

Key Statistics (NYSE MKT: ERB)

Shares & Stock as of Sep 30 2014	
Shares Outstanding	43.9 M
Fully Diluted	63.3 M
Insider Ownership	~82%
Institutional Ownership	~5%
Market Cap 01/09/14	$144 M

As of & for period ended Sep 30 2014	
Cash	$2.3 M
Debt	$1.9 M
Revenue (TTM)	$28.1 M
EBITDA (TTM)	$1.5 M



12-Month Stock Performance
01/09/15
$4.50
4.00
3.75
3.50
3.25
3.00
2.75
2.50
2.25
2.00
1.75
1.50
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2015

Erba® Diagnostics

ERBA Diagnostics: Global One-Stop Shop


TRANSASIA
Erba Mannheim
Erba Diagnostics
Public shareholders NYSE MKT: ERB

ERBA Diagnostics Product Lines
➢ Autoimmune
➢ Hematology
➢ Clinical chemistry
➢ Urinalysis
➢ Diabetes

ERBA Diagnostics Markets Served
➢ United States
➢ Latin America
➢ Europe (Eastern/Western)
➢ Africa
➢ Asia

One-Stop Shop


Purified Proteins
Clinical Chemistry
Molecular Biology
Haematology
Immunology
• Autoimmune
• Infectious diseases
• Allergy
• Hormones
• Drugs of Abuse
Diabetes Management

One-Stop Shop
Hematology & Chemistry



D-3 …



2280 …


XL-200®
Automated Random Access Clinical Chemistry Analyzer
Biochemistry workflow management within reach….
XL-200®


XL640
Fully Automatic Clinical Chemistry Analyzer
Erba Lachema

Hematology Products owned by Erba Diagnostics Inc .
Clinical Chemistry platforms owned by ERBA Mannheim

Erba® Diagnostics

One-Stop Shop
Immunology & Diabetes



Mago Plus …

Mago 4S …


DSX

DSX …



DS2 …


Hb - Vario

Hb
Vario…

Erba®
Diagnostics

Products owned by Erba Diagnostics Inc

$75 Billion Global Market by 2018

Double Digit Growth in Emerging Markets


(US$ B)
$0
$10
$20
$30
$40
$50
$60
$70
$80
Global IVD*
Chemistry#
Hematalogy
Diabetes HbA1c+
Autoimmune##
Infectious Disease**
Urinalysis
2015 U.S. Launch (Est. $1.5B market by 2018)
Coagulation

*Sources: * Transparency Market Research; # Clinical Chemistry Market Report – Renub Research; + Kalorama market Report; ** Global Industry Analyst Report; ## Frost & Sullivan Global Autoimmune testing Market report*

Erba® Diagnostics

Built for Global Success

Worldwide Footprint

- Full service distributors in 33+ countries with sales, marketing and service
- Sales offices in 8 countries; Distribution network comprised of 350+ sales, marketing, and service associates

Nimble Organization with Significant Resources

- Established breadth of products, international presence, and manufacturing, supply chain, and QC of established organization
- Successfully consolidated manufacturing, SG&A from multiple acquisitions
- ERBA Manheim parent: operational presence in 55 countries

Driving Operational Efficiencies

Manufacturing Consolidation

- Expanded core manufacturing facility by 30,000 Sq. Ft.
- Consolidating manufacturing sites during 2014 (U.K., Texas, Miami)
- Manufacture biologicals for AI and ID kit materials in-house

One ERP Platform

- Consolidation of three ERP systems into one
- Improving reporting, purchasing, inventory & sales management

Leverage Purchasing

- Just in time inventory
- Enhanced purchasing power through ERBA Mannheim group
- Goal of improved Cash Flow

Erba® Diagnostics

Driving Growth

Product Line	• Expand organically • Acquisitions (successful track record)
Geographic	• Emerging markets • Leverage ERBA Manheim companies
Financial	• New products • Sustainable profitable growth

Erba® Diagnostics

Driving Growth
Near-Term Launches Address Large Markets



Lisa XL	
Function	Fully automated analyzer & IFA processor
Target Customer	Blood Banks, infectious diseases & autoimmune markets
Attributes	• Dual probe processing = faster throughput than most micro plates • More flexible, economical


Hb - Vario
Erba

Hb-Vario: Diabetes Monitoring	
Function	Automated HPLC measures glycated hemoglobin (HbA1c) and A2
Target Customer	Outpatient clinics and other small hospital-based laboratories
Attributes	• U.S. $26 B Est. 2015 global diabetes mkt • Measurement control of A1c key to reducing co-morbidity complications

Erba® Diagnostics

Products owned by Erba Diagnostics Inc

Sales by Region and Type

2014 Sales by Region:



18%
13%
16%
53%
U.S.
EMA
Latin America
Asia

2014 Revenue Mix:



25%
75% from recurring sales
Reagents/Kits
Instruments

Geographic diversification:

- Strength & size of U.S. market
- Emerging markets fastest growing

Broad installed instrument base

- Supports expansion of recurring kit and reagent sales

Delivering Profitable Growth



Fig's in Millions
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
($5.00)
2011
2012
2013
TTM (Sep 30)
Revenue
Gross Profit
Income

Experienced and Proven Leadership

Suresh Vazirani Executive Chairman	Founder, Chairman and Managing Director, Transasia Bio-Medicals Ltd.
Mohan Gopalkrishnan Chief Executive Officer	Former VP Operations, ERBA Diagnostics Becton Dickinson (15 yrs multiple global roles)
Prakash Patel Principal Financial Officer	Controller of Perry Baromedical Corporation & Postive ID Health Care Products
William Creech VP Sales & Marketing	Vermillion, Abbott, Siemens, & Thermo-Fisher (20 yrs multiple roles)

Erba® Diagnostics

2014 Achievements

Product Development/Commercialization
- ✓ XL 200 chemistry analyzer 510(k)
- ✓ Diabetes instruments & reagents (Europe)

Geographic
- ✓ Commenced operations in Mexico
- ✓ Entered Brazilian market

Operations
- ✓ Consolidate manufacturing
- ✓ Hire VP Sales and Marketing
- ✓ Hire Operations Head

Erba® Diagnostics

Expected Milestones

Product Development/Commercialization

➢ Diabetes instruments & reagents (U.S.)	1H 2015
➢ New urinalysis system	2015
➢ New coagulation system	2016
➢ Further strengthen U.S. distribution network	1H 2015

Geographic

- Continue to expand in Latin America

Operations

➢ Hire Chief Financial Officer	2015
➢ Continue optimizing operational efficiencies	

Erba® Diagnostics

Growth-Stage In Vitro Diagnostics Business

Profitable Global Co.
- Profitable beginning 2013 after acquisition integration
- Installed-based driving recurring sales

Rich Product Line
- One-stop shop
- 200+ U.S. 510Ks, 400+ CE Marked products

Delivering Growth
- New products, regions & acquisitions
- Sustainable profitable growth

Expanding Dx Market
- $75 billion WW addressable market by 2018

Erba® Diagnostics